UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SEI INSTITUTIONAL INTERNATIONAL TRUST
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SEI INSTITUTIONAL INTERNATIONAL TRUST

One Freedom Valley Drive
Oaks, PA 19456

Wednesday, November 18, 2009

Dear Shareholder:

Enclosed are a Notice, a Proxy Statement and a proxy card for a special meeting of shareholders (the "Meeting") of the International Fixed Income Fund (the "Fund"), a series of SEI Institutional International Trust ("SIT" or the "Trust"). The Meeting is scheduled for January 18, 2010. If you are a shareholder of record of the Fund as of the close of business on October 20, 2009, you are entitled to vote at the Meeting, and any adjournment of the Meeting.

At the Meeting you will be asked, as a shareholder of the Fund, to approve an amendment to the investment advisory agreement between SEI Investments Management Corporation ("SIMC" or the "Adviser") and the Trust, on behalf of the Fund (the "Proposal"). If approved by shareholders, this Proposal will affect the level of management fees payable by the Fund to the Adviser, as described in the accompanying proxy materials. If the Proposal is approved, it is anticipated that the amendment to the investment advisory agreement will become effective promptly upon such approval.

The Board of Trustees of the Trust (the "Board"), including the independent trustees, has approved the amendment to the investment advisory agreement based on a finding that the amendment is in the best interests of the Fund and its shareholders. The Board recommends that you vote FOR the Proposal.

While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by proxy. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. YOUR BALLOT SHOWS THE PROPOSAL ON WHICH YOU ARE BEING ASKED TO VOTE. PLEASE REFER TO THE PROXY CARD ATTACHED TO THE ACCOMPANYING PROXY STATEMENT FOR DETAILS ON HOW TO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. IF YOU ARE UNABLE TO VOTE BY TELEPHONE OR ON THE INTERNET, YOU MAY ALSO MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE ACCOMPANYING PROXY STATEMENT AND VOTE YOUR SHARES TODAY.

Thank you for your attention and consideration of this important proposal and for your investment in the Fund. If you need additional information, please call shareholder services at 1-800-DIAL-SEI.

Sincerely,

Robert A. Nesher
President and Chief Executive Officer

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IMPORTANT NEWS FOR SHAREHOLDERS OF THE FUND

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of the International Fixed Income Fund (the "Fund"), a series of SEI Institutional International Trust ("SIT" or the "Trust") that requires your vote.

Q & A: QUESTIONS AND ANSWERS

Q.  What is happening to the Fund's investment advisory agreement?

A.  SEI Investments Management Corporation ("SIMC"), the Fund's investment adviser, has proposed an amendment to the Fund's investment advisory agreement (the "Proposal"). The proposed amendment would increase the management fee payable by the Fund to SIMC for its investment advisory services. However, due to an expense limitation arrangement discussed below, the total operating expenses incurred by the Fund will not increase for the foreseeable future.

Q.  Why has SIMC proposed the amendment to the Fund's investment advisory agreement?

A.  SIMC is requesting an increase in its management fee because SIMC believes such an increase is necessary to retain and/or attract qualified sub-advisers. As a "manager-of-managers," SIMC pays the Fund's sub-advisers out of the management fee paid to SIMC by the Fund. When compared to peer group data, the effective management fee rate currently paid by the Fund is significantly less than the average fee rates paid to managers that provide similar services to comparable international fixed income funds. Although this low fee may be considered beneficial to shareholders at first glance, it is below the rate that SIMC believes will be necessary to compensate qualified sub-advisers for managing the Fund's assets. Without the proposed increase, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Fund's assets, which could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Fund.

Q.  What is the current management fee arrangement?

A.  Currently, the Fund pays SIMC an advisory fee at an annual rate of 0.15% of the Fund's average daily net assets.

Q.  What is the proposed management fee?

A.  If shareholders approve the amendment to the investment advisory agreement, the Fund would pay SIMC a management fee at an annual rate of 0.30% of its average daily net assets.

Q.  How would the proposed management fee affect the overall operating expenses that are paid by shareholders?

A.  The Fund's shareholders pay the Fund's management fees and other operating expenses. For the Fund, SIMC and its affiliates currently maintain a voluntary expense limit arrangement that limits the total fee paid by shareholders to 1.02%. This voluntary limit may be changed at any time by SIMC. If the Proposal is approved, SIMC will convert this voluntary expense limitation into a binding contractual limitation. Specifically, SIMC will enter into an Expense Limitation Agreement with the Trust that will contractually limit the Fund's total expenses to an annual rate of 1.02% until the later of: (i) two years after the effective date of the Expense Limitation Agreement; or (ii) January 31, 2012. Thus, although the "management fee" component of the total expenses paid by shareholders will increase if the proposed amendment is approved, the total expenses will not increase for the duration of the contractual expense limit arrangement. This is because SIMC or its affiliates will be required to waive their fees or reimburse the Fund's expenses to the extent necessary to ensure that the expense limit is maintained.

Q.  How does the proposed management fee compare to fees paid by other international fixed income funds?

A.  If approved by the shareholders, the Fund's new management fee would still be well below the average fee rates paid to managers that provide similar services to comparable international fixed income funds. Based upon peer group data provided by Lipper in July 2009, which was supplied to the Trust's Board of Trustees (the "Board") at the meeting at which the Board approved this Proposal, the average annual management fee rate, as a percentage of daily net assets, was 0.43% for international fixed income funds.

By comparison, if approved by the shareholders of the Fund, the new management fee rate would be 0.30% of the Fund's average daily net assets.

SIMC believes that the proposed management fee rate, even though well below the average rates charged by comparable international fixed income funds, would provide SIMC with resources sufficient to attract and retain qualified sub-advisers at competitive fee rates.

Q.  Why am I being asked to vote on the amendment to the investment advisory agreement?

A.  Federal securities laws give shareholders the right to vote on material changes to a registered fund's investment advisory agreement.

Q.  Are there any other changes being made to the investment advisory agreement?

A.  No. The only change being proposed is the amendment to the terms of SIMC's compensation.

Q.  What happens if the proposal is not approved?

A.  If the shareholders of the Fund do not approve the Proposal, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Fund's assets. This could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Fund. If the Proposal is not approved, the Board will take such further action as it deems to be in the best interests of the Fund's shareholders, which may include the liquidation of the Fund.

Q.  Why did you send me this booklet?

A.  You are receiving these proxy materials — a booklet that includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card — because you have the right to vote on the important proposal concerning your investment in the Fund.

Q.  How does the Board recommend that I vote?

A.  The Board, including Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust, has approved the Proposal and unanimously recommends that shareholders of the Fund vote in favor of the Proposal.

Q.  How do I place my vote and whom do I call for more information?

A.  You may vote your shares by any of the following methods:

(1) Telephone: Call the telephone number provided on the proxy card attached to the enclosed Proxy Statement;

(2) Internet: Log on to the Internet as directed on the proxy card attached to the enclosed Proxy Statement and vote electronically;

(3) Regular Mail: If you are unable to vote by telephone or on the Internet, you can fill out the proxy card attached to the enclosed Proxy Statement and return it to us as directed on the proxy card; or

(4) Shareholder Meeting: You may attend the shareholder meeting on January 18, 2010 and vote in person.

We would prefer that you vote by telephone or on the Internet, if possible, because that enables a quicker processing of proxy votes and reduces costs to the Fund. Please refer to the proxy card attached to this Proxy Statement for further instructions on how to vote. Should you require additional information regarding the proxy or replacement of proxy cards, please call 1-800-DIAL-SEI.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

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SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

One Freedom Valley Drive
Oaks, PA 19456

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
JANUARY 18, 2010

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of the International Fixed Income Fund (the "Fund"), a series of SEI Institutional International Trust ("SIT" or the "Trust"), will be held at the offices of SEI Investments Management Corporation ("SIMC" or the "Adviser"), the investment adviser to the Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456 at 3:00 p.m., Eastern Time, on January 18, 2010 for the following purpose:

1.  With respect to the Fund, to approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services (the "Proposal").

2.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Proposal is discussed in the attached Proxy Statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

Shareholders of record at the close of business on October 20, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please vote by telephone, or by logging on to the Internet to vote electronically. Please refer to the proxy card attached to the enclosed proxy statement for details. If you are unable to vote by telephone, or on the Internet, you may also complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person at the Meeting.

By Order of the Board of Trustees

Timothy D. Barto

Vice President and Secretary

Voting is important to ensure a quorum at the Meeting. Please call 1-800-DIAL-SEI for more information or if you have any questions about attending the Meeting in person. Proxies may be revoked at any time before they are exercised by submitting to the Secretary of the Trust at the address above a written notice of revocation, a subsequently executed proxy card or by attending the Meeting and voting in person. Attendance at the Meeting will not by itself serve to revoke a proxy.

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SEI INSTITUTIONAL INTERNATIONAL TRUST

International Fixed Income Fund

One Freedom Valley Drive
Oaks, PA 19456

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 18, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Institutional International Trust ("SIT" or the "Trust"), on behalf of the International Fixed Income Fund (the "Fund"), to be voted at a special meeting of shareholders of the Fund to be held at the offices of SEI Investments Management Corporation ("SIMC" or the "Adviser"), the investment adviser to the Fund, One Freedom Valley Drive, Oaks, PA 19456, on January 18, 2010 at 3:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). Shareholders of record of the Fund at the close of business on October 20, 2009 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about November 18, 2009.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

Proposal:  To approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services (the "Proposal").

As used in this Proxy Statement, the term "Board" refers to the Board of Trustees of SIT. The term "Trustee" includes each trustee of the Board. A Trustee who is an interested person of SIT, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is referred to in this Proxy Statement as an "Interested Trustee." Trustees who are not interested persons of SIT are referred to in this Proxy Statement as "Independent Trustees."

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com.

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THE PROPOSAL

TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT
BETWEEN SIMC AND THE TRUST, ON BEHALF OF THE FUND

Summary of the Proposal

Shareholders of the Fund are being asked to approve an amendment to the investment advisory agreement between SIMC and the Trust. The amendment would increase the management fee that the Fund pays to SIMC. SIMC is requesting an increase in its management fee because SIMC believes it is necessary to ensure that SIMC is able to retain and/or attract qualified sub-advisers. As a "manager-of-managers," SIMC pays the Fund's sub-advisers out of the management fee paid to SIMC by the Fund. When compared to peer group data of international fixed income funds with similar investment objectives and strategies to those of the Fund, the effective management fee rate currently paid by the Fund is significantly less than the average fee rates paid to managers that provide similar services to comparable international fixed income funds. Although this low fee would generally be considered beneficial to shareholders, it is below the rate that SIMC believes will be necessary to compensate qualified sub-advisers for managing the Fund's assets. Aggregate sub-advisory fees for the Fund have, in the past, exceeded SIMC's management fee. Without the proposed increase, SIMC may not be able to retain and/or attract qualified sub-advisers to manage the Fund's assets, which could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Fund.

The fees that you pay as a shareholder of the Fund include the management fee and other operating expenses. SIMC and its affiliates currently maintain a voluntary expense limit arrangement that limits the total fee paid by shareholders to 1.02%. This voluntary limit may be changed at any time by SIMC. If the Proposal is approved, SIMC will convert this voluntary expense limitation into a binding contractual limitation. Specifically, SIMC will enter into an Expense Limitation Agreement with the Trust (the "Expense Limitation Agreement") that will contractually limit the Fund's total expenses to an annual rate of 1.02% until the later of: (i) two years after the effective date of the Expense Limitation Agreement; or (ii) January 31, 2012. Please see Appendix B. Thus, although the "management fee" component of the total expenses paid by shareholders will increase if the proposed amendment is approved, the total expenses will not increase for the duration of the contractual expense limit arrangement. This is because SIMC or its affiliates will be required to waive their fees or reimburse the Fund's expenses to the extent necessary to ensure that the expense limit is maintained.

As discussed in more detail below, the proposed increase in the management fee would ensure that the management fee is high enough to enable SIMC to retain and/or attract highly qualified sub-advisers. If shareholders approve the Proposal, the Fund's new management fee would still be well below the average fee rates paid to managers that provide similar services to comparable international fixed income funds.

The Board, including the Independent Trustees, has approved the amendment to the investment advisory agreement and unanimously recommends that shareholders of the Fund vote in favor of the Proposal.

Reasons for the Proposal

SIMC serves as the investment adviser to the Fund pursuant to an investment advisory agreement with SIT dated December 16, 1994, as amended and restated on December 17, 2002 (the "Current Agreement"). The Fund operates in what is commonly referred to as a "manager of managers" structure pursuant to the terms of an order received by SIMC and the Trust on April 29, 1996 from the Securities and Exchange Commission (the "SEC"), which allows SIMC to implement new sub-advisory contracts and make material changes to existing sub-advisory contracts with the approval of the Board, but without shareholder approval (the "Order").

SIMC presently employs five sub-advisers (and may retain additional sub-advisers in the future) to make the day-to-day investment decisions for the Fund and to continuously review, supervise and administer the Fund's investment program. SIMC oversees each sub-adviser to ensure compliance with the Fund's investment policies and guidelines and monitors each sub-adviser's adherence to its investment style.

SIMC receives, for its services, a management fee from the Fund and pays the sub-advisers out of that fee. As typical in a "manager of managers" structure, the management fee paid to SIMC should be set higher than the sub-advisory fees because SIMC compensates the sub-advisers out of the fee it receives from the Fund and also performs additional services for the Fund. Consistent with its duties as a "manager of managers," SIMC periodically reviews the market for international fixed income fund sub-advisers. SIMC has found that many of the qualified sub-advisers meeting SIMC's guidelines require sub-advisory fees that are higher than the management fee the Fund currently pays to SIMC for its investment advisory services. Further, there is the potential in the current market environment that the cost of qualified sub-advisers may continue to increase in the foreseeable future. In fact, the aggregate sub-advisory fees for the Fund have at times in the past exceeded SIMC's management fee. While SIMC believes this is permissible on a temporary basis, SIMC believes it is required to seek an increase in its management fee if it wishes to pay sub-advisers an amount higher than its management fee on a permanent or longer-term basis. As a result, without the requested increase in management fee, SIMC believes that it would not have the resources or flexibility necessary to retain and/or attract highly qualified sub-advisers because it could not offer these sub-advisers competitive fee rates. SIMC believes that this lack of flexibility could negatively affect investment returns, or increase investment risk, to the detriment of shareholders of the Fund.

In light of the foregoing, SIMC requested an amendment to the Current Agreement providing for an increase in the management fee payable by the Fund to provide SIMC with additional resources required to cover the rising costs of sub-advisory services.

Specifically, SIMC has proposed, and the Board has approved, subject to shareholder approval, an amendment to the Current Agreement that provides for a management fee at an annual rate of 0.30% of the Fund's average daily net assets (the "Amended Agreement"). Under the Current Agreement, the Fund pays SIMC a management fee at an annual rate of 0.15% of the Fund's average daily net assets. For the fiscal year ended September 30, 2009, the Fund paid management fees at an effective annual rate of 0.15% of its average daily net assets. As discussed below, this fee, when compared to peer group data provided by Lipper, is significantly less than the average rates for comparable international fixed income funds.

At a meeting held on September 16 - 18, 2009, the Board reviewed peer group data recently provided by Lipper, which reflected a peer group average annual management fee rate, as a percentage of daily net assets of 0.43% for international fixed income funds. By comparison, if approved by shareholders of the Fund, the Amended Agreement would provide for a management fee at an annual rate of 0.30% of the Fund's average daily net assets. Thus, even with the proposed increase, SIMC's management fee rate would still be well below the peer group average for the Fund. SIMC believes that the proposed management fee rate, even though well below the average rates charged by comparable international fixed income funds, would provide SIMC with resources sufficient to retain and/or attract qualified sub-advisers at competitive fee rates.

Description of the Current and Amended Agreements

The Current and Amended Agreements are identical except for the Schedules of the Agreements, which include differences in the date of execution, date of effectiveness and the fee rates payable to SIMC. A form of the proposed Amended Agreement is included as Appendix A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A.

Additional information about SIMC, including the principal executive officers and directors of SIMC, is provided later in this Proxy Statement under "Additional Information about the Adviser."

The Current Agreement with respect to the Fund was most recently renewed by the Board at a meeting held on March 25, 2009. The Current Agreement was approved by shareholders of the Fund on October 10, 2002 at a special meeting of shareholders of the Fund called for the purpose of approving the Current Agreement and authorizing the Fund to implement a "manager of managers" arrangement pursuant to the terms of the Order received from the SEC.

Duties under the Current and Amended Agreements. Under both the Current and Amended Agreements, subject to the control of the Trustees, and at its own expense, the Adviser is authorized to manage the investment and reinvestment of the assets of the Fund or to hire one or more sub-advisers to carry out the investment program of the Fund. The Adviser continuously reviews, supervises and administers the investment program of the Fund. The Adviser provides the Trust's administrator and the Trust with records concerning the Adviser's activities, which the Trust is required to maintain, and makes regular reports to the administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of its responsibilities.

Duration and Termination. Like the Current Agreement, the Amended Agreement will continue to run for annual terms for the same period as it has historically with respect to the Fund, so long as such continuance is specifically approved at least annually: (i) by the vote of a majority of those Trustees of the Trust who are not parties to the Amended Agreement or "interested persons," as that term is defined in Section 2(a)(19) of the 1940 Act, of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund.

Like the Current Agreement, the Amended Agreement, with respect to the Fund, would terminate automatically upon its assignment. Additionally, like the Current Agreement, the Amended Agreement, with respect to the Fund, is terminable (i) at any time without penalty on not less than thirty (30) days' and not more than sixty (60) days' written notice to the Adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities or (ii) by the Adviser at any time without the payment of any penalty on ninety (90) days' written notice to the Trust.

Limitation on Liability. Like the Current Agreement, the Amended Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Amended Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.

Compensation. Under the Current Agreement, SIMC receives a management fee from the Fund that is calculated daily and paid monthly at an annual rate of 0.15% of its average daily net assets. Under the Amended Agreement, SIMC would receive a management fee from the Fund that is calculated daily and paid monthly at an annual rate of 0.30% of its average daily net assets.

Depending on the sub-advisory fees paid by the Adviser, the Adviser may retain a greater amount of the management fee under the Amended Agreement than it currently retains under the Current Agreement. However, as set forth in more detail below, this would be offset by the expense limitation arrangement that would be in place for a limited period of time.

The table below shows, for the fiscal year ended September 30, 2009, the dollar amount of management fees paid by the Fund to SIMC under the Current Agreement, the dollar amount of management fees that would have been paid by the Fund to SIMC had the Amended Agreement been in effect during that fiscal year without the effect of the contractual expense limitation arrangement, and the percentage difference:

Fund Name	Current Agreement	Amended Agreement	Percentage Difference
International Fixed Income Fund	$796,356	$1,592,712	100%

Expense Limitation Arrangement. The Fund is currently subject to a voluntary expense limitation arrangement that limits the total level of fees paid by Fund shareholders (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) to 1.02%. The voluntary expense limitation arrangement reflects SIMC's or its affiliates' voluntary decision to waive fees to maintain a competitive expense ratio.

If the Proposal is approved, SIMC will agree to convert this voluntary expense limit into a contractual expense limit of 1.02% as set forth in the Expense Limitation Agreement between the Fund and SIMC. The Expense Limitation Agreement is attached hereto as Appendix B. The Expense Limitation Agreement will be effective on the effective date of the Amended Agreement and will continue in effect until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012. The Expense Limitation Agreement may be amended or terminated only with the consent of the Trustees.

Information on Fund Fees and Expenses

Two types of tables are set forth below: a fee table and an expense example. These tables will help you understand the impact of the Proposal on the Fund's total operating expenses.

The fee table compares the Fund's expenses for the fiscal year ended September 30, 2009 to the Fund's pro forma expenses, assuming the Proposal had been approved by the Fund's shareholders at the beginning of that fiscal year. As noted above, although the fee tables show an increase in the management fee from 0.15% to 0.30%, the Adviser and certain of the Adviser's affiliates have agreed to contractually limit the total operating expenses of the Fund as described both above and in the notes to the fee tables. The Pro Forma Expenses show what the Fund's expenses would have been for the prior fiscal year if the Proposal had been in effect, including the current expense limit arrangements.

	Class A
	Current Expenses	Pro Forma Expenses
Management Fees	0.15%	0.30%
Distribution (12b-1) Fees	None	None
Other Expenses	0.91%	0.91%
Acquired Fund Fees and Expenses[1]	0.00%	0.00%
Total Annual Fund Operating Expenses	1.06%[2]	1.21%
Contractual Fee Waivers and Expense Reimbursements	N/A	0.19%[3]
Net Expenses	N/A	1.02%

1  Represents less than one basis point. Acquired Funds Fees and Expenses (AFFE) reflect the estimated amount of fees and expenses that were incurred indirectly by the Fund through its investments in underlying funds during the most recent fiscal year.

2  The Fund's actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Fund's distributor voluntarily waived a portion of its fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) at a specified level. The Fund's distributor's voluntary waiver is limited to the Fund's direct operating expenses and, therefore, does not apply to indirect expenses incurred by the Fund, such as AFFE. The Fund's distributor may discontinue all or part of this waiver at any time. With this fee waiver, the Fund's actual total annual fund operating expenses were as follows: 1.02%.

3  SIMC and its affiliates have contractually agreed to waive fees or reimburse expenses until the later of (i) two years after the effective date of the Expense Limitation Agreement, or (ii) January 31, 2012 in order to keep total annual fund operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 1.02%. The contractual waiver and expense reimbursement are limited to the Fund's direct operating expenses and, therefore, does not apply to indrect expenses incurred by the Fund, such as AFFE.

The expense example shows the cost of investing in the Fund. This example can help you to compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated below throughout the period of your investment. Your actual costs may be higher or lower. The example is for comparative purposes only and does not represent the Fund's actual or future expenses or performance.

Example

	1 Year	3 Years	5 Years	10 Years
International Fixed Income Fund (Current Expenses) Class A	$108	$337	$585	$1,294
International Fixed Income Fund (Pro Forma Expenses) Class A	$104	$346	$627	$1,431

Matters Considered by the Board

The Board, including the Independent Trustees, considered and unanimously approved, the Current Agreement at a meeting held on March 24 - 26, 2009 and the Amended Agreement at a meeting held on September 16 - 18, 2009 (collectively the "Board Meetings"). The Amended Agreement provides for an increase in the management fee rate paid by the Fund to SIMC.

In considering whether to approve the Current Agreement and the Amended Agreement, the Board considered and discussed a substantial amount of information and analysis provided by SIMC. SIMC explained the specific reasons for its recommendation. SIMC also explained that the Proposal would need to be approved by the Fund's shareholders, which would involve a proxy solicitation and a special shareholders' meeting, and requested that the Fund bear the expenses associated with such solicitation and meeting. The Board also considered detailed information regarding expenses of other comparable international fixed income funds with similar investment objectives and sizes, which was prepared by Lipper. The Board had the opportunity to request additional information in connection with its considerations and to discuss this information with SIMC personnel, including representatives from the legal, compliance and finance departments, and investment personnel. The Board posed questions to these representatives and engaged in substantive discussions with them concerning the Proposal.

At the September 16 - 18, 2009 Board Meeting, the Independent Trustees discussed the Proposal in detail during a private session with their independent legal counsel at which no representatives of SIMC were present. The Board, including the Independent Trustees determined that the basis for the renewal of the Current Agreement at the meetings held on March 24 - 26, 2009 would remain the basis for the Board's approval of the Amended Agreement, subject to the new consideration of the proposed higher management fee rate.

In connection with the renewal of the Current Agreement, the Board considered the following factors, which, as noted above, also served as the basis for the approval of the Amended Agreement, which is discussed more fully below:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, SIMC's personnel, experience, track record and compliance program. The Trustees found the level of SIMC's professional staff and culture of compliance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Fund and the resources of SIMC and its affiliates dedicated to the Fund supported renewal of the Current Agreement.

Fund Performance. The Board considered the Fund's performance in determining whether to renew the Current Agreement. Specifically, the Trustees considered the Fund's performance relative to its peer groups and appropriate index/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for the Fund. The Trustees found Fund performance satisfactory. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Fund supported renewal of the Current Agreement.

Fund Expenses. With respect to the Fund's expenses under the Current Agreement, the Trustees considered the rate of compensation called for by the Current Agreement and the Fund's net operating expense ratios in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in the Fund's respective peer groups. The Trustees further considered the fact that the comparative fee analysis showed that the Fund's fees were below average. Finally, the

Trustees considered the effects of voluntary expense limitation arrangements to prevent the Fund's total operating expenses from exceeding a specified cap and that SIMC's affiliates, through waivers, have maintained the Fund's net operating expenses at competitive levels for its distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Fund are reasonable and supported renewal of the Current Agreement.

Profitability. With regard to profitability, the Trustees considered all compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Current Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by SIMC and its affiliates. The Trustees found that profitability was reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Current Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Fund obtains reasonable benefits from economies of scale.

In reaching its determination regarding the Amended Agreement, the Board, including the Independent Trustees, considered all factors they believed relevant, including the factors discussed above with respect to the Current Agreement and the additional factors discussed below specifically relating to the Amended Agreement. In their deliberations, the Board members did not identify any particular information that was all important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Trustees considered the following information when evaluating the Amended Agreement:

(a)  The management fee schedule under the Current Agreement for the Fund, which is significantly less than the peer group average for comparable international fixed income funds, as compared to the proposed management fee rate for the Fund under the Amended Agreement, which would remain well below the peer group average for comparable international fixed income funds;

(b)  The structure of the management fee which would remain as a flat rate based on the assets of the Fund;

(c)  The reasons for the proposed increase in the management fee rate for the Fund, specifically that the cost of sub-advisory services has risen over time, the management fee rate currently being paid to SIMC by the Fund is less than the fee rate that SIMC has paid sub-advisers in the past, the management fee rate currently being paid to SIMC by the Fund is less than the fee rate that SIMC expects sub-advisers will demand as a sub-advisory fee in the future, and the proposed increase will provide SIMC with the resources and flexibility necessary to retain and/or attract highly qualified sub-advisers at competitive fee rates;

(d)  The Fund's total operating expenses will not immediately increase as a result of the proposed increase in the management fee rate because the Adviser and/or its affiliates have agreed to contractually limit the Fund's total operating expenses; and

(e)  In light of the expense limitation arrangement in place for the Fund and the rising costs of sub-advisory services and other expenses associated with operating international fixed income funds, net revenues to SIMC and its affiliates are expected to decrease in the foreseeable future notwithstanding the proposed increase in the Fund's management fee rate.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved both the renewal of the Current Agreement and approval of the Amended Agreement. The Board concluded, in the exercise of its reasonable judgment, that the proposed management fee rate under the Amended Agreement is fair and reasonable in relation to the services expected to be provided to the Fund and that approval of the Amended Agreement would be in the best interest of the Fund and its shareholders.

If the Proposal is approved by shareholders, it is anticipated that the Amended Agreement will take effect promptly after such approval.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE PROPOSAL.

ADDITIONAL INFORMATION ABOUT THE ADVISER

SIMC serves as the investment adviser to the Fund pursuant to the Current Agreement. SIMC is registered with the SEC as an investment adviser and is a wholly-owned subsidiary of SEI Investments Company ("SEI"), the principal executive office of which is located at One Freedom Valley Drive, Oaks, PA 19456. SEI is a public company and is listed on the NASDAQ exchange. As of August 31, 2009, SIMC had more than $84.4 billion in assets under management in over 10,000 accounts, both discretionary and non-discretionary.

The following table identifies the name, title, and principal occupation of the principal executive officers and each member of the Board of Directors of SIMC:

Name	Title	Principal Occupation
Kevin P. Barr	Director and President	Executive Vice President of SEI

Edward D. Loughlin	Director and Senior Vice President	Executive Vice President of SEI

N. Jeffrey Klauder	Director, Senior Vice President and Assistant Secretary	Executive Vice President, Chief Compliance Officer and Assistant Secretary of SEI

Wayne M. Withrow	Director and Senior Vice President	Executive Vice President of SEI

Joseph P. Ujobai	Director and Senior Vice President	Executive Vice President of SEI

The address for each of the persons identified above is One Freedom Valley Drive, Oaks, PA 19456.

Timothy D. Barto, Vice President and Secretary of the Trust serves as general counsel of SIMC. Robert A. Nesher and William M. Doran, each an Interested Trustee of the Trust, own securities issued by SEI.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Principal Underwriter

SEI Investments Distribution Company ("SIDCO") serves as the principal underwriter of the Fund. The principal executive office of SIDCO is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator and Transfer Agent

SEI Investments Global Funds Services (the "Administrator") serves as the administrator and transfer agent for the Fund. The Administrator's address is One Freedom Valley Drive, Oaks, PA 19456. The Fund paid $3,185,000 in fees to the Administrator for the fiscal year ended September 30, 2009. The Administrator will continue to provide administrative and transfer agent services if the Amended Agreement is approved by shareholders.

BROKERAGE COMMISSIONS

For the fiscal year ended September 30, 2009, the Fund paid no brokerage fees to Affiliated Brokers.

VOTING INFORMATION

Required Vote

Approval of the Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined by the 1940 Act) of the Fund, which means, with respect to the Fund, the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

If the shareholders of the Fund do not approve the Proposal, the Current Agreement will continue in effect, and the Board will take such further action as it deems in the best interests of the shareholders of the Fund, which may include the liquidation of the Fund.

Quorum

In order to act upon the Proposal, a quorum is required to be present at the Meeting. The presence of a majority of the shares of the Fund entitled to vote in person or by proxy shall constitute a quorum for the transaction of business at the Meeting for the Fund.

Abstentions and "broker non-votes" (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. However, abstentions and "broker non-votes" will have the same effect as a vote "against" the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of investment advisory agreements). It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a "broker non-vote" with respect to the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. If a quorum is present at the Meeting, any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The Fund will bear the costs of any additional solicitation and any adjourned sessions.

Voting

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the Proposal, shares will be voted FOR the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. If you wish to participate in the Meeting, you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. Should you require additional information regarding the proxy or replacement proxy cards, you may contact SIT at 1-800-DIAL-SEI.

Revocation

A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder's name and account number, received by the Secretary of the Trust at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy card; or (iii) attending the Meeting and voting in person.

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (the "Proxy Solicitor") to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Fund. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $105,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, SIT, SIMC and SEI may participate in the solicitation of proxies.

The Fund will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. SIT estimates these costs to be approximately $160,000. The payment of such fees will be considered an extraordinary fund expense and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Fund.

OTHER INFORMATION

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless SIT has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, SIT will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-DIAL-SEI or forward a written request to SIT, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

SIT is organized as a business trust under the laws of the Commonwealth of Massachusetts. As such, SIT is not required to, and does not, have annual meetings, except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a future shareholder meeting should send their written proposals to the Secretary of SIT at One Freedom Valley Drive, Oaks, PA 19456 within a reasonable time before such meeting. Submission of a proposal does not necessarily mean that such proposal will be included in SIT's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations.

Communications to the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at One Freedom Valley Drive, Oaks, PA 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shares Outstanding

As of the Record Date, the net assets and the approximate number of shares issued and outstanding for the Fund were as follows:

Fund	Net Assets	Shares Outstanding
International Fixed Income Fund	$537,169,480.20	52,518,471.9340

Beneficial Ownership of Shares and Security Ownership of Management

As of the Record Date, the following person was the only person who was a record owner of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to in the table below were held by the below person in accounts for its fiduciary, agency or custodial customers.

Class	Name and Address of Shareholder	Amount of Shares	Percent of Share Class	Nature of Ownership
A	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	50,422,370.40	96.01%	Record

As of the Record Date, the Trustees and executive officers of the Trust, as a group, owned less than one percent (1%) of the outstanding shares of the Fund.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters unless such proxy contains specific restrictions to the contrary.

Annual Reports to Shareholders

For a free copy of the Fund's most recent annual report, shareholders of the Fund may call 1-800-DIAL-SEI or write to the Fund at One Freedom Valley Drive, Oaks, PA 19456. Although the Trust does not post its annual or semi-annual reports on the Internet, the reports can be obtained from the SEC's website by visiting http://www.sec.gov/edgar.shtml and selecting "Search for Company Filings."

The Trustees, including the Independent Trustees, recommend that shareholders of the Fund approve the Proposal.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) ARE REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. YOU MAY ALSO VOTE BY TELEPHONE OR BY LOGGING ON TO THE INTERNET. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSAL.

APPENDIX A

INVESTMENT ADVISORY AGREEMENT
SEI INSTITUTIONAL INTERNATIONAL TRUST
(Restated as of December 17, 2002)

AGREEMENT made as of this 16th day of December, 1994, by and between SEI Institutional International Trust (formerly, SEI International Trust), a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), (the "Adviser").

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its International Equity Fund (formerly, Core International Equity Portfolio) and the Emerging Markets Equity Fund (formerly, Emerging Markets Equity Portfolio) and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Duties of the Adviser. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolios(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2.  Delivery of Documents. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

(a)  The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

(b)  By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

(c)  Prospectus(es) of the Portfolio(s).

3.  Other Covenants. The Adviser agrees that it:

(a)  will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

(b)  will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4.  Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.  Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6.  Reports. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7.  Status of the Adviser. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

8.  Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9.  Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10.  Permissible Interests. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11.  Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12.  Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.  Notice: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) 680 Swedesford Road Wayne, PA 19087 Attn: Legal Department

To the Trust at:	SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) 680 Swedesford Road Wayne, PA 19087 Attn: Legal Department

14.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and  year first written above.

SEI Institutional International Trust (formerly, SEI International Trust)		SEI Investments Management Corporation (formerly, SEI Financial Management Corporation)

By:	/s/ Timothy D. Barto	By:	/s/ Todd Cipperman

Attest:	/s/ Jacqueline Bardyn	Attest:	/s/ Jacqueline Bardyn

Form of
Schedule
to the
Investment Advisory Agreement
as amended and restated March 17, 1997, June 20, 2000, December 16, 2002 and _________, 2009
between
SEI Institutional International Trust
and
SEI Investments Management Corporation

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

International Equity Fund	0.505%
Emerging Markets Equity Fund	1.05%
International Fixed Income Fund	0.30%
Emerging Markets Debt Fund	0.85%
Tax-Managed International Equity Fund	0.51%

Agreed and Accepted:

SEI Investments Management Corporation	SEI Institutional International Trust

By:	By:

Name:	Name:

Title:	Title:

APPENDIX B

SEI INSTITUTIONAL INTERNATIONAL TRUST
EXPENSE LIMITATION AGREEMENT

This Agreement, dated as of ______________, 2009 by and between SEI Institutional International Trust (the "Trust"), on behalf of the International Fixed Income Fund (the "Fund") and SEI Investments Management Corporation (the "Adviser").

WHEREAS, the Trust is a Massachusetts business trust, and is registered as an open-end management company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated December 16, 1994, as restated December 17, 2002 (the "Advisory Agreement"), pursuant to which the Adviser provides investment advisory services to the Fund for compensation based on the value of the average daily net assets of the Fund;

WHEREAS, in connection with a request by the Adviser to amend the Advisory Agreement to increase the contractual advisory fee for the Fund from an annual rate of 0.15% to an annual rate of 0.30% (the "Amendment"), the Adviser has agreed that, if the Amendment is approved by the Board of Trustees and shareholders, the Adviser and/or its affiliates shall waive fees or reimburse expenses if necessary; and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interest of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which the Fund may normally be subject.

NOW THEREFORE, the parties hereto agree as follows:

1.  Expense Limitation.

Until such time as this Agreement is terminated in accordance with Section 2 of this Agreement, the Adviser agrees that, to the extent that ordinary operating expenses incurred by the Fund in any fiscal year, including, but not limited to, investment advisory fees of the Adviser (but excluding nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, fees and expenses of pooled investment vehicles that are held by the Fund (i.e., "acquired fund fees and expenses" as such term is used in Form N-1A), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund's business), exceed an annual rate of 1.02%, such excess amount will be reimbursed by the Adviser and/or its affiliates or the Adviser and/or its affiliates will waive their respective fees.

2.  Term and Termination of Agreement.

This Agreement shall be effective on the effective date of this Agreement and shall continue in effect until the later of (i) two years after the effective date of this Agreement, or (ii) January 31, 2012. The Agreement may be amended or terminated only with the consent of the Board of Trustees of the Trust.

3.  Miscellaneous.

3.1.  Interpretation. Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust's Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust's

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Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Fund. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities.

3.2.  Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

3.3.  Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized.

SEI Institutional International Trust, on behalf of the Fund	SEI Investments Management Corporation

By:	By:

Name:	Name:

Title:	Title:

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PROXY CARD

SEI INSTITUTIONAL INTERNATIONAL TRUST

SEI INSTITUTIONAL INTERNATIONAL TRUST

C/O PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to: www.proxyvote.com.

3) Follow the on-line instructions.

To Vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903.

3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, please do not return your proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

SEI INSTITUTIONAL INTERNATIONAL TRUST

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS — JANUARY 18, 2010

International Fixed Income Fund (the “Fund”)

The undersigned shareholder of the International Fixed Income Fund of SEI Institutional International Trust (“SIT”), hereby appoints Timothy D. Barto, Esq., Aaron C. Buser, Esq. and David F. McCann, Esq. the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on October 20, 2009, at a Special Meeting of Shareholders (the “Meeting”) to be held at the offices of SEI Investments Management Corporation (“SIMC”) at One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 3:00 p.m. Eastern Time, on January 18, 2010, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting.

If you sign the proxy card without otherwise indicating a vote on the proposal, the proxies will vote “FOR” the proposal listed on the reverse side. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment.  The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

To vote, mark box below in blue or black ink as follows:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

With respect to the Fund, to approve an amendment to the investment advisory agreement between SIMC and the Trust, on behalf of the Fund, that would increase the management fee payable by the Fund to SIMC for its investment advisory services.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy is solicited on behalf of the Board of Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed above.

Please sign, date and return the proxy card promptly using the enclosed envelope.

Signature(s) should be exactly as name or names appearing on this proxy card.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date